                               DLJ WINTHROP FUNDS
    SUPPLEMENT DATED DECEMBER 30, 1999 TO PROSPECTUS DATED FEBRUARY 23, 1999
                INCORPORATING SUPPLEMENT DATED OCTOBER 27, 1999

1) Effective October 27, 1999, Wood, Struthers & Winthrop Management Corp. changed its name to DLJ Asset Management Group, Inc. ('DLJAM'). In addition, effective January 1, 2000, DLJ Investment Management Corp. will merge into DLJAM. The purpose of this change is to create a more accurate perception in the marketplace of the full range of asset management services offered by Donaldson, Lufkin & Jenrette, Inc. All investment personnel will remain with the combined entity, and none of the DLJ Winthrop Funds' portfolio managers will change as a result of the merger.

2) For the period November 1, 1999 through October 31, 2000, the adviser of each of the below referenced DLJ Winthrop Funds has undertaken in writing to reduce its management fees and reimburse operating expenses in order to limit the Total Fund Operating Expenses to the below referenced percentage of daily net assets. After October 31, 2000, the adviser may, in its sole discretion, determine to discontinue this practice with respect to any Fund.

Fixed Income Fund          Class A  1.00%   Municipal Trust Fund        Class A  1.00%
                           Class B  1.70%                               Class B  1.70%
                           Class D   .70%
International Equity Fund  Class A  2.15%   Developing Markets Fund     Class A  2.15%
                           Class B  2.90%                               Class B  2.90%
                           Class D  1.90%
High Income Fund           Class A  1.10%   Municipal Money Fund                  .90%
                           Class B  1.85%   U.S. Government Money Fund            .90%
                           Class D  0.85%

3) The following language should replace the last sentence of the first paragraph on page 33 of the DLJ Winthrop Funds' Prospectus:

            AXA Investment Managers GS Ltd, a UK registered company with principal offices at 60 Gracechurch Street, London EC3V 0HR, England serves as sub-investment adviser for the International Funds and is a wholly-owned subsidiary of AXA Investment Managers, an investment management subsidiary of AXA ('AXA'). Effective October 1, 1999, due to an internal restructuring within the AXA Investment Managers Group of Companies, AXA Investment Managers GS Ltd assumed the sub-investment advisory responsibilities formerly undertaken by AXA Asset Management Partenaires, a French wholly-owned subsidiary of AXA Investment Managers. Investment personnel and policies remain unchanged.

4) The waiver of the initial sales charge on the Class A shares referenced in the DLJ Winthrop Funds' Prospectus as item (8) on page 39 has been amended to include additional shareholders and is referenced below:

          (8) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans and employee benefit plans sponsored by an employer; and

5) The CDSC waivers on Class B shares referenced in the DLJ Winthrop Funds' Prospectus on page 41 have been amended to include the following:

          (5) A total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2, which are permitted without penalty pursuant to the Internal Revenue Code.

6) The new address of our Servicing Agent is:

           First Data Investor Services Group, Inc.
           211 South Gulph Road
           P.O. Box 61787
           King of Prussia, PA 19406

          Please use this address for Fund correspondence or for additional investments made by a shareholder who has established his/her account outside of a broker-dealer.

          Additional investments made by bank wire should be sent using the following instructions:

           Boston Safe Deposit & Trust
           ABA#: 011001234
           Credit: (Insert Name of Your Fund)
           Acct#: 006068
           FBO Shareholder name and account number